ULURU INC. Investor Presentation February 2016 www.uluruinc.com www.altrazeal.com OTCQB: ULUR

Certain statements that are forward-looking within the meaning of Section 27a of the Securities Act of 1933, as amended, including but not limited to statements made relating to future performance are presented. These statements are subject to numerous risks and uncertainties, including but not limited to the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed by us with the Securities and Exchange Commission. Forward Looking Statements OTCQB: ULUR 2

ULURU Inc. Overview OTCQB: ULUR 3 The Company is a specialty pharmaceutical company focused on the development and marketing of innovative wound care products and products utilizing our muco-adhesive oral drug delivery technology OraDisc™ – Mucoadhesive Drug Delivery Altrazeal® – Wound Care The Company’s proprietary NanoFlex technology has patent protection through 2026. Altrazeal® is an innovative wound care treatment. The OraDisc™ muco-adhesive film oral delivery technology has patent protection through 2021 and a recently filed patent application. Ongoing product development in four high profile therapeutic categories.

Announced change in Executive Leadership Helmut Kerschbaumer appointed President and Chief Executive Officer replacing Kerry P. Gray Announced changes in Board of Directors Bradley J. Sacks appointed Chairman of the Board of Directors Robert F. Goldrich appointed Director Jeffrey B. Davis resigns as a Director Announced intention to re-evaluate Uluru’s business strategy Announced intention to review operational and cost structures for improvements in efficiency and profitability OTCQB: ULUR 4 Recent Events

OTCQB: ULUR 5 Preliminary Conclusions of Board Review Business Strategy Decision to consolidate operations of disparate affiliates to remove inefficiency and align interests: Completed acquisition in December 2015 of the European, Middle East, and Australian marketing and distribution rights for Altrazeal® from Altrazeal Trading GmbH and IPMD GmbH Decision to expand product portfolio and develop line extensions Explore expansion of Altrazeal® product portfolio Develop new OraDisc™ applications Operational Matters Restructure operations to improve efficiency and reduce cost Production Distribution Administration Stimulate sales and marketing effort Streamline regulatory activity to expedite new market entry

OTCQB: ULUR 6 Preliminary Conclusions of Board Review Financial Matters Ongoing effort to assess Company’s short, medium and long-term capital needs Observation that Company has been capital and liquidity constrained Anticipate pursuing additional capital raise in early 2016 Investor Relations & Communication Strategy Improved communication and shareholder outreach required To commence once financial strategy is properly formulated

Altrazeal® – Innovative Wound Care OTCQB: ULUR 7 Altrazeal®

Highlights - Altrazeal® Altrazeal® is one of the greatest product advancements in wound dressings in the past 25 years By 2019 a $18.3 billion global wound care market opportunity By 2018 a $9.1 billion global advanced wound care market opportunity with applications in the treatment of the following wound types: - Pressure ulcers - Diabetic foot ulcers - Venous ulcers - Burn Wounds - Traumatic wounds Extensive U.S. and international intellectual property portfolio Clinically validated Demonstrated pharmacoeconomic advantages compared to alternative advanced wound care products Well positioned to take advantage of the changing U.S. wound care reimbursement environment OTCQB: ULUR 8 Source: MarketsandMarkets; RNCOS, "Global Advanced Wound Care Market Outlook 2018

Altrazeal® Altrazeal® is a unique powder consisting of polymer particles scientifically engineered to provide an ideal wound dressing. Powder rapidly absorbs exudate transforming into a micro-porous flexible skin-like barrier Pores are too small for bacteria to penetrate The material is non-resorbable and maintains intimate contact with the wound Negative pressure at wound bed supports cellular function OTCQB: ULUR 9 Efficient management of wound exudate Extends times between dressing changes Easy application and removal Optimal moist wound environment Pores too small for tissue in-growth

Altrazeal® - Compelling Advantages Intimate contact with the wound surface High moisture vapor transpiration rate Ideal protection of the wound bed – covers the wound and not the intact Wound Environment Enables wound inspection without necessarily requiring a dressing change Allows for extended wear time Ideal carrier for various antimicrobials for infected wounds Significant reduction of pain Impressive pharmaeconomics OTCQB: ULUR 10

Comparisons with other wound care approaches Property Altrazeal Superabsorbent Hydrogel Foams Hydrocolloids Fills and seals wound Yes No No No Intimate wound contact Yes No No No Controls wound exudate Yes No No No Vapor transpiration Yes No Yes Yes Bacteria barrier Yes No No No Controlled drug delivery Yes No No No Dressing changes Infrequent Frequent Frequent Frequent OTCQB: ULUR 11

Restructure sales and marketing activities Intensify international Key Opinion Leader activities Streamline local country product registration process Continue expansion of international distribution network with focus on Latin America and Asia Currently 22 markets under Registration 5 markets with product reimbursement status Develop product line extension of Altrazeal® Enhancing Value - Improving Execution OTCQB: ULUR 12

OTCQB: ULUR 13 International Altrazeal® Distribution Network

Diabetic Foot Ulcers Advantages include accelerated healing, improved patient compliance, and reduced maceration Clinical Study - 6 patients with Wagner Grade 2 neuropathic diabetic foot ulcers - 5 healed within 2 weeks, 1 in 3 weeks - Average healing time - 15.2 days / clinical norm - 42 days Clinical Study - 10 patients with Wagner Grade 2 neuropathic diabetic foot ulcers - Offloading by removable walker - Average healing time of 28 – 35 days / clinical norm – 42 days OTCQB: ULUR 14

Worldwide Diabetic Incidences Country 2011 Diabetic Incidences Country 2030 Diabetic Incidences China 90.0 million China 129.7 million India 61.3 million India 101.2 million United States 23.7 million United States 29.6 million Russia 12.6 million Brazil 19.6 million Brazil 12.4 million Bangladesh 16.8 million Japan 10.7 million Mexico 16.4 million Mexico 10.3 million Russia 14.1 million Bangladesh 8.4 million Egypt 12.4 million Egypt 7.3 million Indonesia 11.8 million Indonesia 7.7 million Pakistan 11.4 million Total 244.4 million Total 363.0 million Estimated DFU patients* 14.7 million Estimated DFU patients* 21.8 million *Approximately 6% of diabetic patients experience DFUs (Diabetic Foot Ulcers) (Source: David J. Margolis et al) *Source: International Diabetic Federation OTCQB: ULUR 15

Venous Ulcers 2.5 million incidences in U.S Advantages include accelerated healing, reduced pain, improved patient compliance, and reduced maceration 7 patients with venous leg ulcers (3-27 years) - Various levels of non-compliance, including not using compression garments - Reports of pain as an inhibiting factor with patient compliance - Wound size had not decreased in several months - Altrazeal® increased compliance to the recommended treatment plan - Six patients healed within 24 weeks (excludes 27 year wound) 93 year old woman with four ulcers (treatment 2-3 times a week for 8 years) - 1 ulcer healed in 30 days with one application of Altrazeal® - 3 remaining ulcers healed in 63 days with two applications of Altrazeal® OTCQB: ULUR 16

SUMMARY OF 9 PATIENTS SUMMARY OF 9 PATIENTS SUMMARY OF 9 PATIENTS SUMMARY OF 9 PATIENTS Endpoint Average Min Max Healing 12.11 (days) 9 16 Pain Prior to Application 8.11* 7 9 Pain After Application 1.667* 1 3 Pain During Treatment 0.444* 0 1 450,000 incidences in the U.S Altrazeal® conforms to all wound shapes without the need for adhesives or secondary dressings Remains flexible when in contact with moist wound Immediate pain reduction One dressing application remained in place through healing *0 – 10 Scale Prior to Application Wound After Altrazeal® Application 16 Days OTCQB: ULUR 17 Burns

Chronic Trauma Wounds 2.0 million incidences in U.S Advantages include accelerated healing, patient comfort, and patient convenience 7 patients with lower extremity trauma wounds (patients ages 70 – 90) - Wound healing had stagnated for a minimum of 30 days - With Altrazeal®, all patients were healed within 3 – 5 weeks - Skilled nursing visits reduced from 2 - 3 per week to once weekly - Patient satisfaction dramatically improved 6 patients, 7 wounds (patients aged 62 – 93) - Wounds healed on average in 20 days (median 14 days) - Those with pre-treatment pain reported significant pain reduction (average pain reduction of 6 on a scale of 0-10) OTCQB: ULUR 18

Altrazeal® and Pain Reduction OTCQB: ULUR * 19

Example 1 – Wound Healing Trajectory OTCQB: ULUR 20 72 year old female – 22 month old venous leg ulcer. Wound healing stagnated, July 12–Sept. 13 – wound approximately 30 sq cm. Wound healed after 16 weeks of Altrazeal treatment. Wound History September 2013

Example 2 – Wound Healing Trajectory OTCQB: ULUR 21 68 year old male – 38 month old venous leg ulcer. Wound healing stagnated, Nov. 11–Sept. 13 – wound approximately 15 sq cm. Wound healed in 8 weeks with 6 dressing changes. Wound History September 2013

Cost Comparison to Wound Closure OTCQB: ULUR 22 Therapeutic Approach Dressing Changes Per week Average Duration of Treatment to Wound Closure Total Cost Therapeutic Approach Per Dressing Change Per Dressing Change Dressing Changes Per week Average Duration of Treatment to Wound Closure Total Cost Therapeutic Approach Personnel Cost Material Cost Dressing Changes Per week Average Duration of Treatment to Wound Closure Total Cost Conventional Dry Wound Healing 5.43€ 5.62€ 7 301 3,327€ Advanced Moist Wound Healing 5.43€ 9.67€ 3 98 634€ Altrazeal® 8.15€ 22.50€ Every 9th Day 50 170€ Interim Data – 43 Altrazeal® Patients

Cost Comparison of 50 Days of Treatment OTCQB: ULUR 23 Therapeutic Approach Dressing Changes Per week Total Cost Therapeutic Approach Per Dressing Change Per Dressing Change Dressing Changes Per week Total Cost Therapeutic Approach Personnel Cost Material Cost Dressing Changes Per week Total Cost Conventional Dry Wound Healing 5.43€ 5.62€ 7 553€ Advanced Moist Wound Healing 5.43€ 9.67€ 3 324€ Altrazeal® 8.15€ 22.50€ Every 9th Day 170€ Interim Data – 43 Altrazeal® Patients

OraDisc™ – Innovative Mucoadhesive Drug Delivery Technology OTCQB: ULUR 24 OraDisc™ Technology

OTCQB: ULUR 25 OraDisc™ is a novel, patented, cost-effective, commercially-viable, water- erodible FDA approved drug delivery system. The multi-layered device is applied to mucosal surfaces, adheres immediately and delivers actives systematically across the mucosal surface. OraDisc™ can be employed to extend patent protection and enhance revenue of large pharmaceutical companies. The only technology worldwide where the erosion time, or “Residence Time”, can be easily regulated, from 15 minutes to over 3 hours, by simple compositional changes and/or coating thicknesses of the backing layer and mucoadhesive layer. Active compounds can be incorporated into any layer for multiple release profiles. To commence once financial strategy is properly formulated. Patent protected to 2021; patent extension possible with each individual API. OraDisc™ Technology

OTCQB: ULUR 26 OraDisc™ – Our Innovative Drug Delivery Vehicle

OTCQB: ULUR 27 OraDisc™ – Our Innovative Drug Delivery Vehicle Addressing the oral cavity/mucosa circumvents the first pass effect Avoiding the first pass effect offers distinct advantages - The same clinical activity at a lower total dose - Better (gastrointestinal) tolerability Sublingual tablet versus muco-adhesive delivery system - Sublingual tablet is typically dissolved quickly in the oral cavity This may result in a spill over to the gastrointestinal tract again worsening the gastrointestinal tolerability Optimal solution: muco-adhesive drug delivery system as the active is absorbed through the mucosa Additional advantage of OraDisc™ technology: controlled and adjustable drug release Medical benefits of transmucosal technology

OTCQB: ULUR 28 OraDisc™ – Our Innovative Drug Delivery Vehicle

OTCQB: ULUR 29 OraDisc™ Commercial Opportunity Source: Nature Reviews Drug Discovery 12, 14-15 (January 2013)

OTCQB: ULUR 30 OraDisc™ – Our Innovative Drug Delivery Vehicle

OTCQB: ULUR 31 OraDisc™ – Our Innovative Drug Delivery Vehicle

OTCQB: ULUR Otsuka, Japan Bristol-Myers-Squibb, USA Agent Patent holder & Exclusive partners Aripiprazole USD 7.5 bn (US only) Sales revenues Schizophrenia Use Current delivery forms Injectable Oral solution Tablet EU: 2014 US: 2015 ROW: 2014 Patent expiring Elli-Lilly, USA Tadalafil USD 2.2 bn (global) Erect. Dysfunction Tablet 2017 Glaxo Smith Kline, UK Sumatriptan 1.1 bn (global, prior to patent expiration Migraine Injectable Tablet expired No. 1 selling drug in the US Targeted actives in the first phase 32 Source: IMS Health 2015

OTCQB: ULUR 33 Tadalafil/OraDisc™ blockbuster combination The global erectile dysfunction drugs market was valued at USD 4.3 billion in 2012. The market for Cialis (Tadalafil) accounted for the second largest share at USD 1.9 billion, in 2012 Tadalafil has longer half-life and therefore longer duration of action (17,5 h) Tadalafil is the number 1 market leader in Germany (72.5 Mil Euro) The dose required for the desired effect with OraDisc™ is expected to be less than the oral dose (20 mg) OraDisc™ is expected to overcome unpleasant side effects (stomach cramps, diarrhea, nausea, vomiting and indigestion) Tadalafil will lose patent protection in 2017. OraDisc™ could be attractive for the manufacturer to gain patent extension as well as for generics producer

Highlights - OraDisc™

- The transmucosal market is growing (approx. 10% p.a.)
- OraDisc™ is a unique mucoadhesive drug delivery system with a controlled release of actives
  - Pseudo zero order release rate for actives can easily be achieved by altering the composition of the backing layer
- The OraDisc™ Technology is already proven with OraDisc™ A and B and is already authorized by the FDA
- An interesting list of potential actives for OraDisc™ has been evaluated carefully
  - Various actives have blockbuster potential
  - Reduced side effects due to lower concentration of actives
- Patent coverage of blockbusters can be expanded using OraDisc™
- The OraDisc™-Team has extensive experience in the field of medical and pharmaceutical products

OTCQB: ULUR 34

Development of a new OraDisc™ product Set-up of GMP production Preclinical toxicity (local tolerance) Preparation of essential study documents Clinical testing Kinetics comparable to marketed formulation Bioequivalence study De facto generic registration of a new pharmaceutical form Product launch OTCQB: ULUR 35

OTCQB: ULUR 36 OraDisc™ Technology

ULURU´s operational update: OTCQB: ULUR 37  PARTICIPATION ON INTERNATIONAL WOUND CONGRESSES AND TRADE FAIRS Altrazeal® was presented at the Arab Health 2016 held in Dubai on January 25 - 28, 2016. Arab Health is the second largest healthcare exhibition and congress in the world and the largest in the Middle East.   Altrazeal®  will be presented at the 3rd Khorfakkan International Surgical Conference 2016 held in Oman on February 27 - 28, 2016. Approximately 800 doctors and nurses from more than 12 different countries are expected to participate at this conference. ULURU Inc. entered into a co-operation agreement with the University of Huddersfield, UK, to foster clinical and technological improvement of methacrylate wound care dressings (such as Altrazeal®) and to promote and expand international activities in the field of tissue viability and wound care education. The first educational program for advanced wound care is scheduled for March 2016 in Austria.    Altrazeal® will be presented at the EWMA 2016 Conference being held in Bremen, Germany on May 11 – 13, 2016. EWMA is the largest European Wound Management Congress.

ULURU INC. Helmut Kerschbaumer (214) 905-5145 hkerschbaumer@uluruinc.com 4452 Beltway Drive Addison, Texas 75001